Federal Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Federal Income Taxes

10. FEDERAL INCOME TAXES

The Company recognizes future tax assets and liabilities for each tax jurisdiction based on the difference between the financial reporting and tax bases of assets and liabilities using the enacted tax rates expected to be in effect when the taxes are paid or recovered. A valuation allowance is provided against net future tax assets for which the Company does not consider the realization of such assets to meet the required “more likely than not” standard.

The Company’s future tax assets and liabilities at December 31, 2018 and 2017 include the following components:

	December 31,
	2018	2017
	(thousands of dollars)
Deferred tax assets:
Non-Current:
Net operating loss carryforwards	$11,666	$56,781
Mineral properties	10,301	7,237
Accrued vacation	22	17
Reclamation provision	149	224
Capital loss carryforwards	728	1,013
Restoration reserves	1,154	980
Capitalized transaction costs	1,168	912
Other	4,492	4,123
Deferred tax assets	29,680	71,287
Valuation allowance	(29,063)	(68,121)
Net deferred tax assets	617	3,166
Deferred tax liabilities:
Non-Current:
Derivatives	(590)	(590)
Mineral properties, Turkey	-	(1,437)
Securities	(27)	(106)
Property, plant and equipment	-	(1,033)
Deferred tax liabilities	(617)	(3,166)

Net deferred tax asset (liability)	$-	$-

The composition of the valuation allowance by tax jurisdiction is summarized as follows:

	December 31,
	2018	2017
	(thousands of dollars)
United States	$15,616	$60,920
Canada	1,999	-
Australia	5,190	5,187
Turkey	6,258	2,014
Total valuation allowance	$29,063	$68,121

The valuation allowance decreased $39.1 million from the year ended December 31, 2017 to the year ended December 31, 2018. There was an increase in the net deferred tax assets, net operating loss carryforwards (“NOLs”), equity-based compensation and exploration spending on mineral properties. Additionally, the merger with Alabama Graphite Corporation increased the net deferred tax assets. The decrease in net deferred tax assets resulted primarily from expiring US net operating loss carryforwards and US section 382 limitations.

In December 2017, the United States enacted comprehensive tax reform legislation known as the “Tax Cuts and Jobs Act’ that, among other things, reduces the U.S. Federal corporate income tax rate from 35% to 21% and implements a territorial tax system, but imposes an alternative ‘base erosion and anti-abuse tax’ (‘BEAT’), and incremental tax on global intangible low tax foreign income (‘GILTI’) effective January 1, 2018. The Company has selected an accounting policy with respect to both the new BEAT and GILTI rules to compute the related taxes in the period the Company become subject to these rules. There were no inclusions of either taxes during the year ended December 31, 2018.

Because the Company does not believe it is more likely than not that the net deferred tax assets will be realized, the Company continues to record a 100% valuation against the net deferred tax assets.

At December 31, 2018, the Company had U.S. net operating loss carryforwards of approximately $256 million which expire from 2019 to indefinite availability. As a result of the Tax Cuts and Jobs Act of 2017, U.S. net operating losses generated in years ending after 2017 have an indefinite carryforward rather than the previous 20-year carryforward. This does not impact losses incurred in years ended in 2017 or earlier. The U.S. net operating loss carryforward included approximately $32.8 million in net operating loss carryforwards associated with the Neutron merger and approximately $1.6 million associated with the Alabama Graphite merger. At December 31, 2018, the Company had U.S. capital loss carryforwards of approximately $0.5 million, which expire from 2021 to 2022. In addition, at December 31, 2018, the Company had Australian net operating loss carryforwards of $13.5 million, including approximately $13.3 million associated with the Anatolia Transaction which are available indefinitely, subject to continuing to meet relevant statutory tests. In Turkey, the Company had net operating loss carryforwards of approximately $2.1 million, which expire from 2019 to 2023. Finally, during 2018, the Company had Canadian operating loss carryovers of approximately $6.7 million associated with the Alabama Graphite merger.

Section 382 of the Internal Revenue Code could apply and limit the Company’s ability to utilize a portion of the U.S. net operating loss carryforwards. Following the issuance of the Company’s Common Stock in 2001, the Neutron merger in 2012, the Anatolia Transaction in 2015 and the Alabama Graphite acquisition in 2018, the ability to utilize the net operating loss carryforwards will be severely limited on an annual and aggregate basis. A formal Section 382 study would be required to determine the actual allowable usage of US net operating loss carryforwards. However, based on information currently available, the Company currently estimates that $234.8 million of the US net operating losses will not be able to be utilized and have reduced the Company’s deferred tax asset accordingly. This resulted in a decrease in the valuation allowance.

For financial reporting purposes, loss from operations before income taxes consists of the following components:

	For the calendar year ended December 31,
	2018	2017
	(thousands of dollars)
United States	$(17,285)	$(18,782)
Canada	(21)	-
Australia	(9)	(1)
Turkey	(18,372)	(505)
	$(35,687)	$(19,288)

A reconciliation of expected income tax on net income at statutory rates is as follows:

	Year ended December 31,
	2018	2017
	(thousands of dollars)
Net loss	$(35,687)	$(19,288)
Statutory tax rate	21%	34%
Tax recovery at statutory rate	(7,494)	(6,558)
Foreign tax rate	(801)	71
Change in US tax rates	1	37,233
Other adjustments	(1,076)	-
Capital loss carryforward adjustment	367	(44)
Operating loss carryforward adjustment	271	710
Operating loss Section 382 adjustment	49,303	-
Nondeductible write-offs	2	15
Change in valuation allowance	(40,573)	(31,427)
Income tax expense (recovery)	$-	$-

The Company does not have any uncertain tax positions. Should the Company incur interest and penalties relating to tax uncertainties, such amounts would be classified as a component of the interest expense and operating expense, respectively.

Westwater Resources, Inc., and its wholly owned subsidiaries, files in the U.S. federal jurisdiction and various state jurisdictions. Anatolia Energy Limited and Anatolia Uranium Pty Ltd file in the Australian jurisdiction and Adur Madencilik files in the Turkish jurisdiction. Alabama Graphite Corporation files in the Canadian and U.S. federal and state jurisdictions.